Corporate Presentation March 2023 1

Forward-Looking Statements 2 This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Any statement describing Acumen’s goals, expectations, financial or other projections, intentions or beliefs is a forward-looking statement and should be considered an at-risk statement. Words such as “believes,” “expects,” “anticipates,” “could,” “would,” “seeks,” “aims,” “plans,” “potential,” “will” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements include statements concerning Acumen’s business, Acumen’s ability to achieve its strategic and financial goals, including its projected use of cash, cash equivalents and marketable securities and the sufficiency of its cash resources, and the therapeutic potential of Acumen’s product candidate, ACU193, including its potential for improved safety and efficacy as compared to other monoclonal antibodies in development, as well as the expectations concerning the INTERCEPT-AD trial and Acumen’s planned Phase 2/3 clinical trial, including the expected timing of initiation, enrollment and reporting data, and risks and uncertainties relating to the progression and duration of the COVID-19 pandemic and responsive measures thereto and related effects on Acumen. These statements are based upon the current beliefs and expectations of Acumen management, and are subject to certain factors, risks and uncertainties, particularly those inherent in the process of discovering, developing and commercializing safe and effective human therapeutics. Such risks may be amplified by the impacts of the COVID-19 pandemic. These and other risks concerning Acumen’s programs are described in additional detail in Acumen’s filings with the Securities and Exchange Commission (“SEC”), including in Acumen’s most recent Annual Report Form 10-K and future filings and reports by Acumen. Copies of these and other documents are available from Acumen. Additional information will be made available in other filings that Acumen makes from time to time with the SEC. These forward- looking statements speak only as of the date hereof, and Acumen expressly disclaims any obligation to update or revise any forward- looking statement, except as otherwise required by law, whether, as a result of new information, future events or otherwise. In this presentation, references to cash also include cash equivalents.

ACUMEN

Advancing a Potential Best-/First-In-Class Antibody Product for Early Alzheimer's disease (AD)

- Large market
- High unmet need
- Recent scientific & regulatory momentum

- Amyloid-beta oligomers (AβOs) accepted as most toxic form of Aβ
- Novel target for effective AD treatment

ACU193: First, clinical-stage monoclonal antibody (mAb) to selectively target AβOs

- Experienced leadership team
- AD clinical, drug development, & regulatory leaders from Eli Lilly & Co.

- Strong balance sheet: ~$193M in cash at 31-Dec-22
- July 2021 IPO ~$184M gross

- Phase 1 clinical trial in early AD patients ongoing
- Topline results expected Q3 2023

We believe that Acumen has the organizational expertise and fiscal resources to advance ACU193 through 2025.

3

ACUMEN

Acumen Business Strategy: 2023 - 2025 4 → Rapidly advance ACU193 through clinical development in patients with early AD; → Evaluate combination approaches to complement our core ACU193 monotherapy strategy; → Expand our product portfolio by in-licensing and/or developing additional candidates and/or alternative formulations for, or derivatives of, ACU193; and → Optimize value of ACU193 and future drug candidates in major markets.

5 INTERCEPT-AD Trial Update – February 2023 • INTERCEPT-AD: Phase 1 clinical trial of ACU193 in patients with early Alzheimer’s disease (AD) (RCT) → Topline results, safety and clinical proof-of-mechanism following full database lock expected in Q3 2023 → Enrollment completed in February 2023 → Cohort 7 dose level amended to 25 mg/kg every two weeks (Q2W) from 60 mg/kg Q2W prior to start Safety profile to date remains supportive of targeting soluble amyloid beta oligomers and, combined with the selectivity of ACU193, is expected to offer a favorable benefit-to-risk ratio for patients with early AD.  Preliminary, blinded plasma pharmacokinetic (PK) data demonstrated higher-than-expected ACU193 exposures at all dose levels  Preliminary Cohort 3 (SAD 25 mg/kg) dose results in Day 21 cerebrospinal fluid (CSF) ACU193 levels in excess of reported soluble amyloid beta oligomer (AβO) levels  Two blinded observations of asymptomatic ARIA-E factored into decision to amend Cohort 7 dose; one in Cohort 4 (after single 60 mg/kg dose) and one in Cohort 5 (after third 10 mg/kg dose)  Cohort 6 is fully enrolled with planned dose (60 mg/kg every four weeks (Q4W))

INTERCEPT-AD a Randomized Placebo Controlled Phase 1 in Early AD patients


PART A:
SINGLE-ASCENDING DOSE
n = 8 per cohort (32 total)
COHORT 1:
2 mg/kg ACU193
or Placebo
2mg
≥ 1wk
COHORT 2:
10 mg/kg ACU193
or Placebo
10mg
≥ 1wk
COHORT 3:
25 mg/kg ACU193
or Placebo
25mg
≥ 1wk
COHORT 4:
60 mg/kg ACU193
or Placebo
60mg
≥ 1wk
PART B:
MULTIPLE-ASCENDING DOSE
n = 10 per cohort (30 total)
3 administrations of drug or placebo; 8:2 per cohort
COHORT 5:
10 mg/kg ACU193
or Placebo (Q4W)
10mg
≥ 1wk
COHORT 6:
60 mg/kg ACU193
or Placebo (Q4W)
60mg
≥ 1wk
≥ 1wk
COHORT 7:
25 mg/kg ACU193
or Placebo (Q2W)*
25mg
Q2W: Dosing every two weeks; Q4W: Dosing every four weeks.

*On January 30, 2023, Acumen submitted a protocol amendment to FDA to reduce the dose in Cohort 7 to 25 mg/kg Q2W from 60 mg/kg Q2W. This was based on a blinded review of preliminary pharmacokinetic data, inclusive of plasma and CSF levels, that indicate a dose of 60 mg/kg Q2W should not be needed to attain central target engagement, and preliminary safety data, inclusive of two asymptomatic cases of ARIA-E. While ACU193 is early in clinical development, the incidence of ARIA-E to date is consistent with our previous expectations regarding the safety profile of ACU193. The dose of ACU193 in Cohort 6 (60 mg/kg Q4W) has been maintained as planned.

6
ACUMEN

AD, Amyloid & Abeta Oligomers

Alzheimer’s Pathophysiology 8 Previous and current anti-amyloid and related drug targets have attempted to intervene Build-up of amyloid-beta (Aβ) is believed to lead to neurodegeneration and dementia Aβ fibrils BACE inhibitors Anti-amyloid plaque mAb Tau destabilization Symptomatic and neuroprotective treatments Amyloid β (Aβ) Amyloid plaque Aβ monomers Aβ oligomers γ secretase Inhibitors Anti- Aβ monomer mAb Anti-Aβ oligomer mAb Tau directed treatments Data indicate that soluble amyloid β oligomers (AβOs) are the most toxic species and should be preferentially targeted for removal.

Scientific Evidence Supports AβO Hypothesis

Predominant forms of Aβ in AD: Aβ monomers (non-toxic), AβOs, Aβ fibrils, and amyloid plaques plaques serve as a reservoir of Abeta and may induce toxicity due to Inflammatory responses microglial and astrocytic activation



γ-secretase
β-secretase
Amyloid β (Aβ)
Aβ monomers
Aβ oligomers
Amyloid plaque
Microglia
Astrocyte
Aβ fibrils

AβOs bind to neurons, impair synaptic function, contribute to impairment of memory and cognition, and induce tau hyper phos-phorylation

Growing understanding of disease mechanisms indicate that AβOs are the most toxic Aβ species and have the potential to be an ideal target for effective AD therapy

Sources: Adopted From: Selkoe, Hardy EMBO Molecular Medicine, 2016
Cline, Journal of Alzheimer's Disease, 2018

The two approved antibody products for AD and several late-stage products target amyloid plaques with only limited effects on AβOs. Acumen's drug candidate ACU193 targets AβOs.

9
ACUMEN

What is an Aβ Oligomer? AβOs May Consist of 2 to >200 Aβ Peptides

Figure 1. AβOs composed of 3 (a) and 18 (b) Aβ peptides are depicted below.



(a)
(b)

Source: Kelley et al. J Chem Physics 2008.

Quaternary structures of Aβ oligomers, protofibrils, and fibrils

Figure 2. Atomic force microscopy images of representative steps of amyloid aggregation: (A) oligomers; (B) protofibrils; (C) mature fibrils. Scan size 1.0 μm. Z range (A) 8.0 nm; (B) 15 nm; (C) 20 nm.



A
B
C

Source: Relini et al. Biomolecules 2014.

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ACUMEN

Positive Signals and Proof of Concept From Recent Phase 2-3 Anti-Amyloid mAb AD Studies

Percent Slowing of Cognitive/Functional Decline*

Measured Outcome**	solanezumab EXPEDITION 3 (Phase 3)	aducanumab EMERGE (Phase 3)	aducanumab ENGAGE (Phase 3)	donanemab (Phase 2)	lecanemab BAN2401 (Phase 2)	lecanemab Clarity-AD (Phase 3)+
ADAS-cog	-11%	-27%	-12%	-39%	-47%	-26%
ADCS-ADL	-15%	-40%	-18%	-23%	N.A.	-37%
CDR-SB	-15%	-23%	2%	-23%	-26%	-27%
MMSE	-13%	-15%	3%	-21%	N.A.	N.A.
iADRS	-11%	N.A.	N.A.	-32%	N.A.	N.A.

* Percent Slowing = P[1- [(endpoint score-baseline score)active/(endpoint score-baseline score)placebo]]*100%*(-1)

** ADAS-cog: Alzheimer's Disease Assessment Scale – Cognitive Subscale
ADCS-ADL: Alzheimer's Disease Cooperative Study – Activities of Daily Living
CDR-SB: Clinical Dementia Rating – Sum of Boxes
MMSE: Mini-Mental State Examination
iADRS: Integrated Alzheimer's Disease Rating Scale

Note: ENGAGE Post-Protocol Version 4 – at least 14 doses of 10 mg/kg, High Dose cohort achieved 27% improvement on CDR-SB compared to placebo

"We're looking for a biological foothold against Alzheimer's that we can build on. And so, these effects are small, but I think they are meaningful, and I hope they're the beginning of a process that we can add to." - ***Stephen Salloway, MD** of Brown University*++

+ Source: Eisai/Biogen press release September 28, 2022.
++Source: Wall Street Journal, Biogen Details Case for Controversial Alzheimer's Drug, published December 5, 2019. See e.g., Plotkin, Neurobiology of Disease, 2020.
There have been no head-to-head clinical trials between any of the product candidates listed above. Study designs and protocols for each product candidate were different, and results may not be comparable between product candidates.

11

ACUMEN

Anti-Plaque mAbs Demonstrate Dose-Related ARIAs That Will Likely Limit Their Use

Percent of ARIA Events for Anti-Aβ/plaque mAbs*

	TARGETING AB MONOMERS		TARGETING AMYLOID PLAQUES								TARGETING PROTOFIBRILS			
	solanezumab EXPEDITION 3 (Phase 3)		aducanumab EMERGE (Phase 3)			aducanumab ENGAGE (Phase 3)			donanemab (Phase 2)		lecanemab (Phase 2)		lecanemab (Phase 3)+	
	PC	Treated	PC	Low	High	PC	Low	High	PC	Treated	PC	High	PC	Treated
ARIA-E	0.2%	0.1%	2.2%	26.1%	34.4%	3.0%	25.6%	35.7%	0.8%	27.5%	0.8%	9.9%	1.7%	12.6%
ApoE ε4 carriers			1.9%	29.8%	42.5%	2.4%	28.7%	41.8%	3.6%	44.0%	1.2%	14.6%	2.3%	15.8%
ApoE ε4 non-carriers			2.9%	18.1%	17.9%	4.3%	17.5%	27.7%			0.0%	8.0%	0.3%	5.4%
Any ARIA E or H			10.3%	32.8%	41.2%	9.8%	30.7%	40.3%	8.0%	38.9%		N.A.	9.5%	21.5%

* PC = Placebo, Low = Low Dose; High = High Dose

Shows the absence of ARIA after treatment with antibodies targeting Aβ monomers (solanezumab) in comparison to the increasing presence of ARIA after treatment at increasing dose levels with antibodies targeting amyloid plaques (aducanumab, BAN2401, and donanemab), indicate that ARIA results from the removal of amyloid plaques around blood vessels and likely does not result from treatment with antibodies that target other species of Aβ, i.e. Aβ monomers and AβOs.

ARIA-E represents a dose limiting adverse effect for mAbs with amyloid plaque binding. We believe antibodies that avoid ARIA should be safer and more feasible to administer, possibly at higher doses.

There have been no head-to-head clinical trials between any of the product candidates listed above. Study designs and protocols for each product candidate were different, and results may not be comparable between product candidates.

+ Source: Eisai/Biogen press release September 28, 2022

12

ACUMEN

ACU193 Positioning Relative to Late-Stage and Approved Anti-Aβ/Plaque mAbs


bapineuzumab*
IgG1, Ph3 stop
solanezumab
IgG1, Ph3 stop, A4, DIAN negative
crenezumab
IgG4, Ph3 stop, API negative
Amyloid plaque
Aβ monomers
Aβ oligomers
Aβ protofibrils
donanemab*
IgG1
Ph2 positive
CRL 1Q23 (AAP[1])
Ph3 1H23
gantenerumab*
IgG1
Ph3 negative 4Q22
aducanumab*
IgG1
Approved (AAP[1]),
CMS CED
commercial stop
lecanemab
IgG1
Approved (AAP[1]) Jan-2023
Ph3 positive 3Q22
ACU193
IgG2, Ph1
ACUMEN

ACU193's high selectivity for AβOs combined with an expected lower rate of ARIA is anticipated to provide better safety and efficacy compared to anti-plaque mAbs

* IgG1 monoclonal antibodies that bind amyloid plaque are associated with high rates of ARIA-E. See e.g., *Plotkin, Neurobiology of Disease*, 2020.

- There have been no head-to-head clinical trials between any of the product candidates listed above. Study designs and protocols for each product candidate were different, and results may not be comparable between product candidates.

[1] AAP: Accelerated approval

13

ACUMEN

TARGET SELECTIVITY+ SAFETY PROFILE Company Asset Amyloid plaque Aβ fibrils Aβ monomers Aβ oligomers Lower rate of ARIA ACU193  untested    Expected Eisai / Biogen lecanemab     No Lilly donanemab  untested   No Biogen AduhelmTM     No Lilly solanezumab*      Roche gantenerumab*     No Roche / Genentech crenezumab*      Pfizer / Janssen bapineuzumab*     No ACU193’s High Selectivity for Toxic AβOs, Combined With its Expected Lower Rate of ARIA, is Anticipated to Provide Superior Efficacy Compared to Peers ____________________ *Phase 3 discontinued for primary AD indication. + There have been no head-to-head trials between any of the product candidates listed above. Study designs and protocols for each product candidate were different, and results may not be comparable between product candidates.. 14

ACU193: Our Differentiated Approach

ACU193 Target Product Profile: Best-in-Class, 1st Line, Anti-AβO, Disease-Modifying Immunotherapy for Early AD

DRUG:	ACU193 is a humanized, affinity-matured, mAb with high selectivity for toxic **AβOs vs. Aβ monomers (>500x)** and limited to no binding to amyloid plaques. **ACU193 is an IgG2 subclass** mAb which has a reduced effector function.
POPULATION:	Early AD - Mild Cognitive Impairment and Mild Dementia due to AD (amyloid positive by PET)
DOSING:	IV infusion every 4 weeks
DURATION:	Chronic therapy for duration of Early AD
VALUE PROPOSITION:	**Selectivity for toxic AβOs is expected to provide superior cognitive efficacy** and **improved safety and tolerability** relative to non-selective anti-Aβ/plaque mAbs, including: • Slowing the decline of memory and cognition in Early AD • Decreasing AβO induced synaptic and neuronal network toxicity • Slowing disease progression and downstream effects on tau, neurodegeneration, and neuro-inflammation • With expected low rate of ARIA • **Potentially effective as stand-alone therapy or in combination with other symptomatic, anti-inflammatory, and/or tau directed therapies**


Aβ oligomers
ACU193



16
ACUMEN

ACU193: Extensive Data Package Supporting Development

SELECTIVITY

- Nanomolar affinity for AβOs, >500-fold greater selectivity for AβOs over Aβ monomer, with limited or no discernable binding to vascular amyloid or dense core amyloid plaques
- Binds broad range of endogenous AβOs present in transgenic mice and human AD samples (binds dimers to mid-sized molecular weight AβOs)

PHARMACOLOGY

- Dose-dependent effects in multiple in vitro neuroprotection assays
- Positive memory and behavioral effects in multiple in vivo transgenic mouse models for AD

PK/PD

- Brain penetration and biodistribution demonstrated in multiple species
- Performs like other peripherally administered CNS mAbs

SAFETY

- IgG2 subclass lacks inflammatory effector function signaling (FcγR binding)
- Nonclinical microhemorrhage studies show no increased risk of microhemorrhage
- GLP studies demonstrated acceptable safety margin for clinical dosing plans including Ph 2/3

frontiers | Frontiers in Neuroscience
REVIEW
published: 26 April 2022
doi: 10.3389/fnins.2022.848215

ACU193: An Immunotherapeutic Poised to Test the Amyloid β Oligomer Hypothesis of Alzheimer's Disease

Grant A. Krafft, Jasna Jerecic, Eric Siemers and Erika N. Cline*

Acumen Pharmaceuticals, Inc., Charlottesville, VA, United States

ACU193 is a promising immunotherapy for early AD expected to provide meaningful cognitive and functional benefits, slow disease progression, and offer an attractive safety profile.

17

ACUMEN

Highly selective for Aβ oligomers versus Aβ monomers Even in the presence of a large excess of Aβ monomer, binding of ACU193 to AβOs is unchanged Binding of ACU193 to AβOs >500x binding to Aβ monomer Log [Competing Antigen] μM ACU193 Selectivity ACU193 Selectivity in presence of 5μM monomeric Aβ ACU193 Log μM SELECTIVITY ACU193 is the First mAb Developed to Selectively Target AβOs ACU193 selective for binding to AβOs is preserved even in the presence of a large excess of Aβ monomers – such as what is present in the brain, thus limiting ‘target distraction.’ 18

Comparison of Aβ species-mAb complex signals across SEC fractions SELECTIVITY ACU193 binds to a wide range of oligomeric species of Aβ that are differentiated from those bound by hu266 (solanezumab) or hu3D6 (bapineuzumab). ACU193 Has a Greater Preference for AβOs Than Other mAbs 19

AD Hippocampus ThioS/amyloid plaque AD Hippocampus ACU193/AβOs species ____________________ Sources: E. Cline et al. CTAD 2019. ACU193 is Highly Selective for AβOs Versus Aβ Plaques 20 ACU193 staining in human AD brain slices ACU193 (red) binds non-Thioflavin S positive Aβ (green) SELECTIVITY ACU193 has little or no binding to thioflavin S positive fibrillar Aβ plaque in human AD brain tissue.

SELECTIVITY PHARMACOLOGY

AβOs Bind to Neurons and are Toxic; Mouse Analogue of ACU193 Prevents Toxicity

After binding to neurons, AβOs disrupt Long Term Potentiation (LTP) and cause pathologic increases in intracellular calcium that is destructive to cells.

ACU3B3 prevents AβO inhibition of hippocampal LTP *ex vivo*


normalized fEPSP slope
2.5
2.0
1.5
1.0
0
20
40
60
time [min]
Control
$A\beta_{42}$ (50 nM)
$A\beta_{42}$ (50 nM) + ACU3B3 (100 pM)

ACU3B3 prevents AβO mediated Ca2+ elevation in cell cultures


Primary Neuronal Cultures
Ca^{2+} Overload (%)
20
15
10
5
0
resting
treated
*
*
ACU3B3
Boiled ACU3B3
Veh. Control

Note: (1) ACU3B3 is the mouse monoclonal antibody precursor to and equivalent of humanized ACU193

ACU3B3 prevents changes in aberrant neuronal activity thought to underlie memory loss in AD and prevents AβO mediated disruption of calcium homeostasis in neuronal cultures.

21

ACUMEN

SELECTIVITY PHARMACOLOGY

Treatment of a Transgenic Mouse Model of AD Results in Behavioral Improvements

Murine parent version of ACU193 (ACU3B3) was used to treat younger mice with depositing plaque or older mice with abundant plaque


Total Distance Traveled
(beam breaks, means + SEM)
5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
2
3
4
5
Trials
*
WT veh
APP veh
APP 3B3

Open field total distance measurement, APP-Veh vs. APP-3B3, *p=0.029.

Deficits in younger (5-7 months) transgenic mice are markedly reduced with treatment


Swim Speed
(meters/second, means + SEM)
0.20
0.18
0.16
0.14
0.12
0.10
1
2
3
4
Sessions (days)
**
**
nTg-Veh
Tg-Veh
Tg-3B3

MWM swim speed abnormality (**p<0.02).

Deficits in older (9-10 months) transgenic mice are markedly reduced with treatment

22

ACUMEN

ACU193 engages target AβOs in transgenic mouse brain (tg2576) in dose dependent manner. Ability to administer higher doses in patient clinical trials may provide increased target coverage. PK/PD ACU193 Enters the CNS and Binds to AβOs in Transgenic Mice in Dose Dependent Manner 23 PHARMACOLOGYSELECTIVITY

Clinical Development Plans

(ACU-001) INTERCEPT-AD Trial: Phase 1 Overview TRIAL DESIGN: Randomized Placebo Controlled Phase 1 • Part A : Single-Ascending Doses • Part B : Multiple-Ascending Doses ENROLLMEN T CRITERIA: Early AD • Mild Cognitive Impairment and Mild Dementia due to AD (amyloid positive by PET) TRIAL OBJECTIVES: Proof of Mechanism (PoM)  Safety and tolerability  Pharmacokinetics  Target engagement  Biomarkers; cognition (exploratory) For more information on the INTERCEPT-AD trial, see https://clinicaltrials.gov/ct2/show/NCT04931459. 25

Phase 1 Objectives: Proof of Mechanism – Ability to Move to Phase 2/3 PROOF OF MECHANISM Requirements for Phase 2/3 ✓ Acceptable safety and tolerability ✓ Show ACU193 gets across the blood brain barrier and into central compartment ✓ Target engagement 1. SAFETY AND TOLERABILITY • Assessment of ARIA-E • Absence of problematic immunogenicity 2. PHARMACOKINETICS • Peripheral and Central 3. EVIDENCE OF TARGET ENGAGEMENT • CSF level of ACU193: AβO complexes (bound) 4. FLUID BIOMARKER EFFECTS • Phospho-tau, Neurofilament light, et. al. 5. CLINICAL MEASURES (exploratory) • Assessment of clinical cognitive measures, computerized tests (Cogstate Ltd.) 6. MRI EFFECTS (exploratory) • Potential improvements in cerebral blood flow shown with MRI ASL pulse sequence Topline results anticipated in Q3 2023: primary outcomes safety/ARIA-E, PK and target engagement. Detailed study results anticipated to be presented at an Alzheimer’s medical meeting. 26

Cogstate computerized test battery (exploratory) Test Domains tested Time (minutes) International shopping list test (immediate) Immediate recall 5 Cogstate brief battery Attention, working memory, learning 15 International shopping list test (delayed) Delayed recall 1 Groton maze learning test Executive function 7 International digit-symbol substitution test Processing speed 3 Total = 31 Frequency of administration and sensitivity of battery offers improved possibility to observe effects. 27

Arterial Spin Labelling (ASL) as an MRI Measure of Cerebral Blood Flow • Mild cognitive impairment patients show hypoperfusion in parietal cortex, precuneus, posterior cingulate cortex and medial temporal lobe • AD patients show global hypoperfusion, but especially cingulate, precuneus, parietal lobes and inferior frontal regions • Perfusion correlates with several neuropsychological tests • Hypoperfusion can be improved in middle and posterior cingulate cortex with cholinesterase inhibitors and was associated with improvement in ADAS-cog scores 28

ACU193 Development Summary 29 ⇒ Differentiated profile: Nonclinical data consistent with toxicity of Aβ oligomers and selective binding of ACU193 to Aβ oligomers ⇒ Topline results from Phase1 study assessing safety, PK, and target engagement expected in Q3 2023 ⇒ Although unlikely with this small sample size, the possibility of improvement in cognitive scales, computerized cognitive testing, and cerebral blood flow will also be assessed as exploratory outcomes in the Phase 1 study ⇒ Anticipate next clinical study, with success in Phase 1, starting as Phase 2 study with potential to expand to Phase 3 registration study based on interim expansion analysis1 1Completion of a Phase 2 trial, with or without an expansion to Phase 3, will likely require us to raise capital in an amount sufficient to extend our cash runway into the second half of 2026.

Business Considerations

Acumen Leadership Team Experienced in AD/Neuro Drug Development Acumen team has decades of experience in Alzheimer’s drug discovery and development. JANICE HITCHCOCK, PHD VP, Regulatory Affairs ROBERT DEAN, MD, PHD Sr. Development Advisor, Biomarkers and Analytical Methods JASNA JERECIC, PHD Analytical Methods Leader, Research Scientist ERIC SIEMERS, MD Chief Medical Officer MATT ZUGA Chief Financial Officer & Chief Business Officer RUSSELL BARTON Chief Operating Officer DANIEL O'CONNELL President & CEO LIEAN SCHENK VP, Head of CMC SIEW TIN GAN Head of Clinical Operations 31 DEREK MEISNER, JD Chief Legal Officer JULIE BOCKENSTETTE Executive Vice President, Head of HR

ACU193 IP & Market Exclusivity • Exclusive, perpetual, irrevocable, worldwide, royalty-free license from Merck to its Amyloid Derived Diffusible Ligand (ADDL) IP including, issued ACU193 patents • ACU193 Global IP estate:  Issued patents in 19 countries  Composition of matter patents and methods of use run into July 2031  Patent term extensions may be available, 3-5 years depending on jurisdiction • Biologics market exclusivity is expected for ACU193 as a novel biologic drug  US provides 12 years market exclusivity for novel biologics  Europe provides 10 years of market exclusivity for novel biologics 32

Acumen is Well Capitalized, With Expected Cash Runway Through 2025 We believe that Acumen has the organizational expertise and cash and marketable securities on hand to advance ACU193 through 2025. ~$193M Cash, cash equivalents and marketable securities as of December 31, 2022 33 MILESTONES STATUS/ EXPECTED TIMING Initiated Ph1 clinical trial INTERCEPT-AD  INTERCEPT-AD enrollment complete  Proof-of-mechanism topline results Q3 2023

ABOS: Key Takeaways Experienced AD drug development team Massive unmet need in AD, recent favorable trends and cumulative learnings position field for future successes Upcoming sector catalysts throughout 2023 Differentiated product candidate targeting toxic AβOs Blue chip investors, very strong balance sheet and cash runway with multiple milestones through 2025 Value-inflection clinical data Q3 2023 $ 34

Thank You ! www.acumenpharm.com